ADDENDUM TO NEW NOTES INTERCREDITOR AGREEMENT


          This Addendum to New Notes Intercreditor Agreement ("Addendum") is entered into as of December 22, 1993, by and between (i) Chemical Bank, a New York banking corporation, as Administrative Agent and Collateral Agent for the Banks under the below-defined Bank Loan Agreement (the "Bank Group Agent") and in all cases hereunder acting on behalf of the Banks and (ii) U.S. Trust Company of California, N.A., a national banking association, in its capacity as trustee and collateral agent under the New Notes Indenture and the other New Notes Documents (the "Trustee"), with reference to the following facts:

          A. The Bank Group Agent and the Trustee have heretofore entered into that certain New Notes Intercreditor Agreement, dated as of March 26, 1993 (the "New Notes Intercreditor Agreement") in order to clarify the relative priorities of the Liens on certain Collateral which were granted pursuant to certain Bank Documents and New Notes Documents and to provide for the exercise or non-exercise of certain rights, remedies and options with respect to such Collateral by such parties.

          B. Section 13.20 of the Bank Loan Agreement provides that each Person, other than Lieberman, Strawberries or any of their respective subsidiaries, who becomes a Subsidiary of a Borrower shall be deemed to be a Borrower under the Bank Loan Agreement, and within ten (10) days after acquiring such status, shall execute and deliver to the Bank Group Agent an agreement agreeing to be bound by the terms of the Bank Loan Agreement and the other Bank Documents. Section 12.20 of New Notes Indenture contains an analogous provision requiring any new subsidiary of a guarantor to become a guarantor under the New Notes Indenture and the other New Notes Documents.

          C. LIVE Home Video Inc. has recently formed a new Delaware wholly owned subsidiary, LIVE Ventures Inc. ("LVI"), for the purpose of entering into a joint venture arrangement to be known as BET Film Productions with BET Films, Inc. and Encore Media Corporation or its wholly owned subsidiary to develop, produce and exploit motion pictures targeted primarily to minority audiences. Accordingly, LVI will be added as a joint and several borrower under the Bank Loan Agreement and the other Bank Documents and as a guarantor under the New Notes Indenture and other New Notes Documents, and all of the assets of LVI will be included in the Collateral securing the Bank Obligations and any collateral securing the New Notes Obligations.

          D. By execution of this Addendum, the parties hereto desire to reconfirm the relative priorities of the Liens on the Collateral in view of the addition of LVI as a party to the Bank
Documents and the New Notes Documents.

          E. Capitalized terms used herein without definition shall have the meanings assigned to them in the New Notes
Intercreditor Agreement.

                        A G R E E M E N T

          Now, therefore, in consideration of the foregoing premises and the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

          1. Reaffirmation of Subordination. The Trustee and the Bank Group Agent acknowledge that (i) LVI has been added as a joint and several borrower under the Bank Loan Agreement and the other Bank Documents and all of the assets of LVI are therefore included in the Collateral securing the Bank Obligations, and (ii) LVI will be added as a guarantor under the New Notes Indenture and the other New Notes Documents and that all of the assets of LVI are therefore included in the collateral securing the New Notes Obligations. Notwithstanding (a) any contrary provision of any Bank Document or New Notes Document; (b) the loss of priority by the Bank Group Agent or any of the Banks to any other creditors or claimants of LIVE or any of the other Borrowers; (c) the invalidity of any Lien of the Bank Group Agent or any of the Banks on any of the Collateral; (d) any priority in time of creation, attachment or perfection of any Lien on the Collateral, including, without limitation, the assets of LVI included in the Collateral, in favor of the Bank Group Agent and the Banks or the Trustee, respectively, or (e) any provision of, or any filing or recording under, the Uniform Commercial Code of any state or any other applicable statute, rule or regulation or the United States, including without limitation, the United States Copyright Act of 1976, as amended, any state thereof, their counties or municipalities or any other country or other applicable jurisdiction or any subdivision of any of the foregoing, the Trustee hereby agrees with the Bank Group Agent that neither the addition of LVI as a joint and several borrower under the Bank Loan Agreement and the other Bank Documents and the pledge and inclusion of all of the assets of LVI pursuant thereto as Collateral for the Bank Obligations, the addition of LVI as a guarantor under the New Notes Indenture and the other New Notes Documents and the pledge and inclusion of all of the assets of LVI pursuant thereto as collateral for the New Notes Obligations, nor any amendment, modification or change to any of the Bank Documents or New Notes Documents in connection therewith, shall in any way affect the seniority, superiority and priority of the Lien of the Bank Group Agent on the Collateral, including, without limitation, the assets of LVI included in the Collateral, or the absolute subordination of right of payment by the Trustee and the New Notes Holders to the prior indefeasible payment and performance in full of all Bank Obligations (except as expressly provided in the New Notes Intercreditor Agreement), and the Trustee waives any rights to the contrary. Any Liens heretofore or here-after granted to the Trustee on the Collateral, including, without limitation, the assets of LVI included in the Collateral, shall be subordinate, junior and inferior to any Liens of the Bank Group Agent and the Banks on the Collateral, including, without limitation, the assets of LVI included in the Collateral.

          2. No Modification. Except as supplemented hereby, all terms and provisions of the New Notes Intercreditor Agreement shall remain in full force and effect.

          3. Governing Law. This Addendum shall be governed by and construed in accordance with the laws of the state of New York without regard to its principles of conflicts of laws.

          IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date first set forth above.

                         "BANK GROUP AGENT"

                         Chemical Bank, a New York banking
                         corporation, as Administrative Agent and
                         Collateral Agent for the Banks

                         By____________________________
                         Its___________________________

                         "TRUSTEE"

                         U.S. Trust Company of California, N.A., a national banking association, as trustee and collateral agent under the New Notes
                         Indenture and the other New Notes
                         Documents

                         By____________________________
                         Its___________________________

ACKNOWLEDGED THIS __ DAY OF
DECEMBER, 1993:

LIVE Entertainment Inc., a
Delaware corporation

By____________________________
Its___________________________

LIVE Home Video Inc., a
Delaware corporation

By____________________________
Its___________________________

LIVE America Inc., a Delaware
corporation

By____________________________
Its___________________________

LEI-IVE Entertainment N.V., a
Netherlands Antilles corporation

By____________________________
Its___________________________

International Video Productions
Inc., a California corporation

By____________________________
Its___________________________

Vestron Inc., a Delaware
corporation

By____________________________
Its___________________________

LIVE Ventures Inc., a Delaware
corporation

By____________________________
Its___________________________